                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 2005

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                         URSTADT BIDDLE PROPERTIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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      STATE OF MARYLAND                   1-12803                04-2458042
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

      321 RAILROAD AVENUE, GREENWICH, CT                             06830
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (203) 863-8200
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Urstadt Biddle Properties Inc. (the "Company") entered into an Underwriting
Agreement, dated as of April 29, 2005 (the "Underwriting Agreement"), between the Company and Deutsche Bank Securities Inc., as sole bookrunning manager for the underwriters named therein (collectively, the "Underwriters"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters
650,000 shares of its 7.5% Series D Senior Cumulative Preferred Stock, $0.01 par
value per share (the "Series D Preferred Stock"), at a price of $24.55 per share, for resale to the public by the Underwriters at $25.3375 per share. The closing of the sale of the 650,000 shares of Series D Preferred Stock contemplated by the Underwriting Agreement is expected to occur on May 3, 2005.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

On May 2, 2005, the Company filed with the State of Maryland Articles
Supplementary relating to the classification of additional shares of Series D
Preferred Stock (the "Articles Supplementary"), which Articles Supplementary were effective on filing. The Articles Supplementary classify 850,000 additional authorized but unissued shares of the Company's preferred stock into 850,000 shares of Series D Preferred Stock, creating an aggregate amount of 2,000,000 shares of Series D Preferred Stock. The Series D Preferred Stock offered by this offering is a further issuance of, will form a single series with, and will have the same terms as the Company's outstanding 7.5% Series D Senior Cumulative
Preferred Stock, originally issued on April 12, 2005 as such terms are described in the Company's Form 8-K filed on April 11, 2004. On May 2, 2005, the Company also filed a certificate of correction to the Articles Supplementary for the
Series D Preferred Stock filed with the State of Maryland on April 8, 2005 (the
"Certificate of Correction") to delete an erroneous statement in such Articles, which Certificate of Correction was effective upon filing. Copies of the
Articles Supplementary and the Certificate of Correction are filed as
Exhibits 4.1 and 4.2, respectively, to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

              EXHIBIT NO.                    DESCRIPTION

                  1.1           Underwriting Agreement between Urstadt Biddle
                                Properties Inc. and Deutsche Bank Securities
                                Inc., dated April 29, 2005

                  4.1           Articles Supplementary relating to the 7.5%
                                Series D Senior Cumulative Preferred Stock
                                relating to the classification of additional
                                shares filed with the State of Maryland on May
                                2, 2005

                  4.2           Certificate of Correction to the Articles
                                Supplementary filed with the State of Maryland
                                on May 2, 2005

                  5.1           Opinion of Miles & Stockbridge P.C.

                  8.1           Opinion of Coudert Brothers LLP as to tax
                                matters

                 23.1           Consent of Miles & Stockbridge P.C. (included in
                                Exhibit 5.1)

                 23.2           Consent of Coudert Brothers LLP (included in
                                Exhibit 8.1)

                                       -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005                           URSTADT BIDDLE PROPERTIES INC.
                                            (Registrant)

                                            By: /s/ James R. Moore
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                                            Name:  James R. Moore
                                            Title: Executive Vice President
                                                   & Chief Financial Officer

                         URSTADT BIDDLE PROPERTIES INC.
                                INDEX TO EXHIBITS

             EXHIBIT NO.                   DESCRIPTION

                 1.1           Underwriting Agreement between Urstadt
                               Biddle Properties Inc. and Deutsche Bank
                               Securities Inc., dated April 29, 2005

                 4.1           Articles Supplementary relating
                               to the 7.5% Series D Senior
                               Cumulative Preferred Stock
                               relating to the classification of
                               additional shares filed with the
                               State of Maryland on May 2, 2005

                 4.2           Certificate of Correction to the Articles
                               Supplementary filed with the State of
                               Maryland on May 2, 2005

                 5.1           Opinion of Miles & Stockbridge P.C.

                 8.1           Opinion of Coudert Brothers LLP as to tax
                               matters

                23.1           Consent of Miles & Stockbridge P.C.
                               (included in Exhibit 5.1)

                23.2           Consent of Coudert Brothers LLP (included
                               in Exhibit 8.1)